THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly-owned subsidary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling
(800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to State Street Bank and Trust Company (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, is currently prohibiting and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or (505) 989-2002 or by writing The Singapore Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                    May 23, 2001
DEAR SHAREHOLDERS:

    We are pleased to present the Semi-Annual Report of The Singapore Fund, Inc. (the "Fund") for the six months ended April 30, 2001.

STOCK MARKET REVIEW

    For the six months ended April 30, 2001, the Singapore market, as measured by the DBS50 Index, fell by 14.8% in local currency terms and by 17.7% in U.S. Dollar ("USD") terms.

    The key theme in November was mergers and acquisitions. Solectron, a major U.S. electronic manufacturing service provider, acquired Natsteel Electronics, while Sime Singapore was privatized by its parent. The other theme for the month was the further correction in the NASDAQ and profit warnings from major U.S. personal computer companies.

    Following the trend from previous years, December was characterized by a slowdown in institutional investment activity as both trading volume and value dropped to the year's low. On the back of earnings concerns looking forward to fiscal year 2001, funds shifted from technology stocks to major blue chips with strong recurrent earnings. Companies owned by banks and conglomerates also gained on expectations of realization of increased shareholder value via the unwinding of crossholdings and other restructurings within the groups.

    Global equity markets were given a much-needed boost at the start of the new year when the U.S. Federal Open Market Committee, chaired by Alan Greenspan, surprised the world by initiating a 50 basis point interest rate reduction. This sparked a rally in stocks, especially in the more sensitive sectors such as technology. Sectors that under-performed the broader market include the property sector which was dragged down by a higher than expected level of unsold residential properties coupled with lower than expected demand. Prospects of a slowdown in global economic growth also dampened the airline and media sector in Singapore.

    In February, sentiment towards technology related companies weakened as the companies reported weak earnings or issued earnings warnings. As a result, the technology sector was the weakest performer in the Singapore market. Companies that outperformed the broader market include companies that gained on the back of capital reduction and on hopes that the company was on the verge of divesting under-performing assets. Other market out-performers were companies related to banking groups as the market expected value to be realized when the banking groups divested their non-core assets.

    In line with global equity markets, the Singapore market corrected in March to lower levels. Key themes for the month were the continuing downgrade of the global technology sector and the collapse in the market value of Singapore Telecommunications on the back of its bid to purchase a majority stake in Cable and Wireless Optus. Funds also migrated out of property stocks in March as sentiment was dragged down by the award of a prime property site at below market estimates.

    In April, the U.S. Federal Open Market Committee once again surprised the market with a 50 basis point interest rate cut and this sparked a broad rally across global equity markets. During the month the official GDP forecast for Singapore was also reduced from 5%-7% to 3.5%-5.5%. On the corporate front in Singapore, DBS Group acquired a majority stake in Hong Kong's Dao Heng Bank from the Guocco Group in a cash plus share deal. DBS Group's stock price dropped as the market felt that DBS Bank overpaid for the stake in Dao Heng. The top performers for the month were technology stocks rising along with NASDAQ's rebound.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    The strongest performers in the benchmark index during the last six months were Pacific Carriers Ltd. (61%), Marco Polo Development (34%) and Haw Par Corp. (27%). The worst performers were Creative Technology (-41%), Singapore Telecommunications (-37%) and Parkway Holdings (-36%).

REGIONAL MARKET PERFORMANCE FOR THE SIX MONTHS ENDING APRIL 30, 2001 (IN USD TERMS)

INDEX
SINGAPORE DBS 50                                                      -17.7%
BANGKOK S.E.T.                                                          6.6
HANG SENG                                                             -10.1
JAKARTA SE COMPOSITE                                                  -27.7
KOREA COMPOSITE                                                        -3.1
KUALA LUMPUR COMPOSITE                                                -22.3
PHILIPPINES SE COMPOSITE                                                7.4
TAIWAN WEIGHTED                                                        -4.6

FUND PERFORMANCE

    As of April 30, 2001, the Fund's net asset value ("NAV") per share was $6.42. This represents a 20.9% decline from the NAV per share of $8.12 at the start of the fiscal year. The Fund under-performed the DBS50 Index by 3.2% over the period of two quarters. As of May 17, 2001, the Fund has outperformed the benchmark index by 1.2% quarter-to-date. This was mostly due to our selective positioning within the technology sector and our holdings of companies undergoing corporate restructuring. No dividend was paid out during the six months.

    During the first quarter, the Fund increased its weighting in interest rate sensitive sectors to capitalize on aggressive interest rate cuts by the U.S. Federal Open Market Committee. The Fund also increased its weighting in companies likely to benefit from restructuring and mergers and acquisition activity, as and when the opportunity arose. In the second quarter, the Fund decreased its exposure to the property sector as sentiment towards the sector took a downturn. The Fund also adjusted its holdings within the technology sector, increasing its exposure to the electronic manufacturing services players.

    The Fund's cash level as at April 30, 2001 was 8.8%. As of April 30, 2001, the sector allocation of the portfolio (as % of net assets) vs. the benchmark, DBS50 Index was as follows:

SECTOR                                                        SINGAPORE FUND    *DBS50
Banks & Financial Services                                        24.3%         31.7%
Property Development                                              12.6          12.4
Telecommunications                                                 4.2          13.0
Technology                                                        13.4          12.0
Media & Publishing                                                 7.8           5.7
Transportation                                                    18.7          13.8
Others                                                            12.2          11.4
CASH + EQUIV.                                                      8.8          --

*estimates based on in-house definition of the respective sectors. DBS50 Index weighting as at May 22, 2001.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

ECONOMIC PERFORMANCE AND OUTLOOK

ECONOMIC GROWTH REMAINS STRONG

    In the first quarter of 2001 ("1Q01"), Singapore's GDP slowed significantly from 11% in the fourth quarter of 2000 ("4Q00") to 4.5% in 1Q01. Total demand for 1Q01 grew by 5.5%. Due to poorer electronics demand and the relatively weak global economy, external demand grew by only 7.5%, compared against 12% growth in 4Q00. Domestically, private consumption grew by 7.2% (4Q00: 9.4%), while business investments rose by 6.5% (4Q00: 8.6%), due to civil engineering works.

    On a sectorial basis, the economic growth can be broken down into the following major categories:

                                                               YEAR ON YEAR
                                                                  GROWTH
SECTOR                                                            (1Q01)
Manufacturing                                                            2.3%
Construction                                                             0.0
Wholesale & Retail Trade                                                 6.9
Hotels & Restaurants                                                     1.5
Transport & Communications                                               4.6
Financial Services                                                       3.0
Business Services                                                        5.4

Source: Ministry of Trade and Industry

OUTLOOK

    The two major concerns driving the global economy are still the slowdown in the U.S. economy and the global electronics slowdown. While the U.S. 1Q01 GDP growth was stronger than expected at 2.0%, economic data still points towards a weaker economy with increasing inflation risk and rising unemployment. This will probably be a drag on Singapore's export oriented economy. In particular, the key leading indicator for Singapore's exports, the U.S. new orders for electronic orders, continued its fall in March 2001. To attempt to mitigate the effect of an electronics slowdown, the manufacturing sector is also diversifying, especially into chemicals and pharmaceuticals. New production capacity for the key electronics, chemicals, pharmaceuticals and petrochemicals industries will most likely further provide support for manufacturing activity in Singapore in 2001. Domestically, the Singapore economy is also expected to be supported by an increase in consumption, thanks to an expansionary budget for 2001. Generous tax cuts should also inject further investments into the economy. In summary, the Singapore economy is projected to grow by 3.5% to 5.5% in 2001.

MARKET OUTLOOK

    Main considerations for the first half of 2001 are likely to be the magnitude of forthcoming interest rate cuts, the debate over a hard versus soft landing in the U.S., and their impact on Asia. In the second half of the year, a soft economic landing and stabilization of production and inventory levels should be positive for manufacturing, and in particular technology. Themes influencing stocks throughout include merger and acquisition activity, restructuring and global trends in the major sectors.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    In terms of valuation, we believe that Asian markets have found a floor and equity prices are already discounting a slowdown in global growth. After falling by about 15% since the start of the year, the Singapore market is now offering compelling valuations, with many stocks trading at steep discounts to intrinsic valuations and near historical lows on earnings multiple. The market as a whole is clearly undervalued in view of the relatively positive economic outlook for Singapore vis-a-vis major global economies. In addition, rising momentum in corporate restructuring should provide the additional catalyst to drive equity prices higher.

PORTFOLIO STRATEGY

    The portfolio is likely to stay centered around Singapore stocks unless the other ASEAN countries exhibit a convincing turnaround and strong opportunities for out-performance can be found. Drivers for performance will be found in subjects of restructuring and M&A activity and we will be on the constant lookout for these opportunities. We will cautiously buy back into selective stocks to capitalize on long-term opportunities.

PORTFOLIO MANAGEMENT

    Mr. Roy Phua has been the Fund's portfolio manager since October 12, 2000. Mr. Phua is responsible for the day-to-day management of the Fund's portfolio. Mr. Phua joined DBS Asset Management Ltd., of which the Fund's Investment Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly owned subsidiary, in July 2000. From 1995 to 2000, Mr. Phua worked at Rothschild Asset Management Pte. Ltd. Singapore as an analyst and portfolio manager.

SUBSEQUENT EVENTS

    Masayasu Ohi resigned as Chairman of the Board and Director of the Fund effective as of June 6, 2001, and he was replaced with Ikuo Mori who was appointed Chairman of the Board and Director of the Fund also effective as of June 6, 2001.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

/s/ Ikuo Mori
IKUO MORI
CHAIRMAN OF THE BOARD

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS--91.19%
--------------------------------------------------------------------------------

  SHARES                                                   VALUE
----------                                              -----------
SINGAPORE--91.19%
BANKS & FINANCIAL SERVICES--24.27%
 1,258,000    Oversea-Chinese Banking Corp. Ltd.......  $ 7,607,477
 1,395,600    Overseas Union Bank Ltd.................    5,447,367
   180,000    United Overseas Bank Ltd................    1,286,421
                                                        -----------
                                                         14,341,265
                                                        -----------
COMMUNICATIONS--MEDIA--7.76%
   399,300    Singapore Press Holdings Ltd............    4,587,889
                                                        -----------
ELECTRONIC COMPONENTS--8.57%
   693,000    Chartered Semi-conductor Manufacturing
               Co.*+..................................    2,133,480
   740,000    CSA Holdings Ltd........................      833,975
   300,000    Venture Manufacturing (Singapore)
               Ltd....................................    2,094,557
                                                        -----------
                                                          5,062,012
                                                        -----------
ELECTRONICS--4.78%
 1,919,000    OMNI Industries Ltd.....................    2,827,334
                                                        -----------
HEALTH & PERSONAL CARE--2.99%
   800,000    Haw Par Ltd.............................    1,768,004
                                                        -----------
PROPERTY DEVELOPMENT--12.64%
   915,000    Capital Land Ltd........................    1,156,954

  SHARES                                                   VALUE
----------                                              -----------
   660,000    City Developments Ltd...................  $ 2,322,155
   778,000    Keppel Land Ltd.+.......................      744,211
 2,410,000    Parkway Holdings Ltd....................    1,311,655
 2,080,000    United Overseas Land Ltd................    1,932,490
                                                        -----------
                                                          7,467,465
                                                        -----------
REAL ESTATE--1.95%
 1,946,000    First Capital Corp. Ltd.................    1,155,404
                                                        -----------
SHIPYARDS--3.70%
 5,000,000    Sembcorp Marine Ltd.+...................    2,185,267
                                                        -----------
TECHNOLOGY--1.60%
 7,333,000    Frontline Technology Corp. Ltd..........      947,364
                                                        -----------
TELECOMMUNICATIONS--4.20%
 2,482,000    Singapore Telecommunications Ltd.+......    2,483,365
                                                        -----------
TRANSPORTATION--6.59%
 1,254,000    Delgro Corp. Ltd........................    3,895,052
                                                        -----------
TRANSPORTATION--AIR--12.14%
   900,000    Singapore Airlines Ltd.+................    7,174,272
                                                        -----------
Total Common Stocks
  (Cost--$63,646,133).................................   53,894,693
                                                        -----------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
TIME DEPOSITS--8.96%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                                    VALUE
----------                                              -----------
SINGAPORE DOLLAR--5.74%
     6,171    Citibank Singapore, 1.50%, due 5/1/01...  $ 3,392,568
                                                        -----------
U.S. DOLLAR TIME DEPOSIT--3.22%
       306    Bank of New York, 2.10%, due 5/1/01.....      306,109
     1,599    Citibank Singapore, 5.00%, due 5/1/01...    1,598,780
                                                        -----------
Total U.S. Dollar Time Deposits.......................    1,904,889
                                                        -----------
Total Time Deposits
  (Cost--$5,312,798)..................................    5,297,457
                                                        -----------
Total Investments--100.15%
  (Cost--$68,958,931).................................   59,192,150
Liabilities in excess of other assets--(0.15)%........
                                                           (91,570)
                                                        -----------
NET ASSETS (Applicable to 9,200,840 shares of capital
  stock outstanding; equivalent to $6.42 per
  share)--100.00%.....................................  $59,100,580
                                                        ===========

------------------------

   +  Deemed to be an affiliated issuer.
   *  Non-income producing securities.

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
APRIL 30, 2001 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Oversea-Chinese Banking Corp.
Ltd................................    12.87%
Singapore Airlines Ltd.............    12.14
Overseas Union Bank Ltd............     9.22
Singapore Press Holdings Ltd.......     7.76
Delgro Corp. Ltd...................     6.59
OMNI Industries Ltd................     4.78
Singapore Telecommunications
Ltd................................     4.20
City Developments Ltd..............     3.93
Sembcorp Marine Ltd................     3.70
Chartered Semi-conductor
  Manufacturing Co.................     3.61

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 2001 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Banks & Financial Services.........    24.27%
Property Development...............    12.64
Transportation--Air................    12.14
Electronic Components..............     8.57
Communication--Media...............     7.76
Transportation.....................     6.59
Electronics........................     4.78
Telecommunications.................     4.20
Shipyards..........................     3.70
Health & Personal Care.............     2.99

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities (cost --
     $50,298,400)............................    $44,471,555
    Affiliated securities (cost --
     $18,660,531)............................     14,720,595    $ 59,192,150
                                                 -----------
  Receivable for securities sold.............                      1,235,290
  Interest and dividends receivable..........                         45,443
  Prepaid expenses...........................                         19,763
                                                                ------------
    Total assets.............................                     60,492,646
                                                                ------------
LIABILITIES
  Payable for securities purchased...........                      1,190,388
  Accrued expenses and other liabilities.....                        201,678
                                                                ------------
    Total liabilities........................                      1,392,066
                                                                ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,200,840 shares issued and outstanding...                         92,008
  Paid-in capital in excess of par value.....                    106,392,052
  Accumulated net investment income..........                        560,148
  Accumulated net realized loss on
   investments...............................                    (38,176,331)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........                     (9,767,297)
                                                                ------------
    Net assets applicable to shares
     outstanding.............................                   $ 59,100,580
                                                                ============
        NET ASSET VALUE PER SHARE............                   $       6.42
                                                                ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of - $87,796).........    $   930,941
    Affiliated securities (net of withholding
     taxes of - $91,265).....................        266,638    $  1,197,579
                                                 -----------
  Interest...................................                         47,367
                                                                ------------
    Total investment income..................                      1,244,946
                                                                ------------
EXPENSES:
  Investment management fee..................                        258,102
  Investment advisory fee....................                        129,956
  Administration fee.........................                         75,000
  Custodian fees and expenses................                         54,544
  Audit and tax services.....................                         34,712
  Reports and notices to shareholders........                         28,761
  Osaka Securities Exchange fees and
   expenses..................................                         26,779
  Legal fees and expenses....................                         20,303
  Directors' fees and expenses...............                         18,484
  Transfer agency fee and expenses...........                         11,405
  Insurance expense..........................                         10,375
  Other......................................                         16,377
                                                                ------------
    Total expenses...........................                        684,798
                                                                ------------

NET INVESTMENT INCOME........................                        560,148
                                                                ------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments:
    Unaffiliated securities..................     (6,795,193)
    Affiliated securities....................     (1,893,387)     (8,688,580)
                                                 -----------
  Net realized foreign currency transaction
   losses....................................                        (97,493)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                     (7,393,182)
  Net change in unrealized appreciation
   (depreciation) on other assets and
   liabilities denominated in foreign
   currency..................................                         (8,154)
                                                                ------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................                    (16,187,409)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                   $(15,627,261)
                                                                ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 FOR THE SIX
                                                    MONTHS
                                                    ENDED        FOR THE YEAR
                                                  APRIL 30,         ENDED
                                                     2001        OCTOBER 31,
                                                 (UNAUDITED)         2000
                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income......................    $    560,148    $     35,455
  Net realized loss on:
    Investments..............................      (8,688,580)    (13,885,791)
    Foreign currency transactions............         (97,493)       (518,014)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      (7,393,182)     (3,534,119)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          (8,154)         11,463
                                                 ------------    ------------
  Net decrease in net assets resulting from
   operations................................     (15,627,261)    (17,891,006)
                                                 ------------    ------------
NET ASSETS:
  Beginning of period........................      74,727,841      92,618,847
                                                 ------------    ------------
  End of period (including undistributed net
   investment income of $560,148 and $0,
   respectively).............................    $ 59,100,580    $ 74,727,841
                                                 ============    ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on
May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the six months ended April 30, 2001, the Fund was subject to withholding tax, ranging from 10% to 25.5%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 2001, no such expenses were paid to the Manager. During the six months ended April 30, 2001, there were no brokerage commissions paid by the Fund to affiliates of the Manager in connection with portfolio transactions.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa SB Investments (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended
April 30, 2001, no such expenses were paid to the Adviser. During the six months ended April 30, 2001, brokerage commissions of $12,361 were paid by the Fund to Daiwa Securities (Singapore), an affiliate of the Adviser, in connection with portfolio transactions.

    At April 30, 2001, the Fund owed to the Manager and the Adviser $36,561 and $18,336, for management and advisory fees, respectively.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During six months ended April 30, 2001, no such expenses were paid to the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended April 30, 2001, DSTC earned $7,956 and DBS Bank earned $42,555 from the Fund for their respective custodial services.

    At April 30, 2001, the Fund owed to DSTC $12,500 and $20,692 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $19,666.

    During the six months ended April 30, 2001, the Fund paid or accrued $20,028 for legal services, in connection with the Fund's ongoing operations, to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 2001 was $62,879,526, excluding $5,312,798 of short-term interest-bearing investments. At April 30, 2001, the net unrealized depreciation on investments, excluding short-term securities, of $9,891,926 was composed of gross appreciation of $609,044 for those investments having an excess of value over cost, and gross depreciation of $10,500,970 for those investments having an excess of cost over value. For the six months ended April 30, 2001, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $58,111,810 and $54,465,144, respectively.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    At October 31, 2000, the Fund had a remaining capital loss carryover of $29,277,499, of which $15,210,895 expires in the year 2006, and $14,666,604 expires in the year 2008 available to offset future net capital gains.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 9,200,840 shares outstanding at April 30, 2001, Daiwa Securities America, Inc., an affiliate of the Adviser and DSTC, owned 14,460 shares.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                               FOR THE SIX
                                               MONTHS ENDED
                                                APRIL 30,               FOR THE YEARS ENDED OCTOBER 31,
                                                   2001       ----------------------------------------------------
                                               (UNAUDITED)      2000       1999       1998       1997       1996
                                               ------------   --------   --------   --------   --------   --------
Net asset value, beginning of period........     $ 8.12       $ 10.07    $ 7.09     $ 7.99     $ 12.59    $ 13.42
                                                 -------      -------    -------    -------    -------    -------
Net investment income (loss)................       0.06        --    *    (0.04)      0.09      (0.04)     (0.07)
Net realized and unrealized gains (losses)
 on investments and foreign
 currency transactions......................      (1.76)       (1.95)      3.13      (0.99)     (4.18)      0.21
                                                 -------      -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
 resulting from operations..................      (1.70)       (1.95)      3.09      (0.90)     (4.22)      0.14
                                                 -------      -------    -------    -------    -------    -------
Less: dividends and distributions to
 shareholders
  Net realized gains on investments and
   foreign currency transactions............      --           --         (0.11)     --         (0.38)     (0.97)
                                                 -------      -------    -------    -------    -------    -------
Net asset value, end of period..............     $ 6.42       $ 8.12     $ 10.07    $ 7.09     $ 7.99     $ 12.59
                                                 =======      =======    =======    =======    =======    =======
Per share market value, end of period.......     $ 5.370      $ 6.375    $ 8.938    $ 6.375    $ 8.750    $ 12.125
                                                 =======      =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end
   of period, assuming reinvestment
   of dividends.............................     (15.76)%     (28.68)%    42.44 %   (27.14)%   (25.51)%    (3.54)%
  Based on net asset value at beginning and
   end of period, assuming reinvestment
   of dividends.............................     (20.94)%     (19.36)%    44.30 %   (11.26)%   (34.49)%     0.76 %
Ratios and supplemental data:
  Net assets, end of period
   (in millions)............................    $ 59.1        $ 74.7     $ 92.6     $ 65.2     $ 73.5     $115.6
  Ratios to average net assets of:
    Expenses................................       2.02 %+      1.93 %     1.97 %     2.23 %     1.87 %     1.85 %
    Net investment income (loss)............       1.65 %+      0.04 %    (0.42)%     1.38 %    (0.29)%    (0.48)%
  Portfolio turnover........................      85.44 %     155.83 %   201.76 %   208.56 %    78.74 %    62.78 %

---------------------------------------------------------------------------
  *  Represents less than 0.005 per share.
  +  Annualized.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 6, 2001, the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

    Election of two Class I Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2004 and the election of one Class II Director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2002.

                             NUMBER OF SHARES/VOTES
                             ----------------------

                                    PROXY AUTHORITY
       CLASS I          VOTED FOR      WITHHELD
---------------------   ---------   ---------------
David G. Harmer         5,283,103      1,166,336
Oren G. Shaffer         5,278,608      1,170,831

      CLASS II
---------------------
Martin J. Gruber        5,279,318         1,170,121

    In addition to the three Directors re-elected at the Meeting, Austin C. Dowling and Alfred C. Morley were the other members of the Board who continued to serve as Directors of the Fund.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
AN IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY
--------------------------------------------------------------------------------

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

    In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

    - Applications and other forms you submit to us.

    - Dealings and transactions with us or others.

    We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

    We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

----------------------------------------
BOARD OF DIRECTORS
Ikuo Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                               Semi-Annual Report
                                 April 30, 2001